UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2022 (August 18, 2022)

RBB BANCORP
(Exact Name of Registrant as Specified in Charter)

California	001-38149	27-2776416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1055 Wilshire Blvd., 12th floor, Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 627-9888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, No Par Value	RBB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Other Events.

On August 18, 2022, RBB Bancorp (the “Company”) dismissed Eide Bailly LLP (“EB”) as Company’s independent registered public accounting firm.  The Audit Committee (the “Committee”) of the Board of Directors of the Company participated in and approved the decision to change the Company’s independent registered public accounting firm on August 17, 2022.

The Company is reviewing national independent registered public accounting firms to replace EB as the Company’s independent registered accounting firm, and the Company expects to make a selection within the next 45 days.

The reports of EB on the Company’s consolidated financial statements for the fiscal years ended December 31, 2021 and 2020 and for each of the two years in the period ended December 31, 2021 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2021 and 2020, and in the subsequent interim period through August 17, 2022, there were no disagreements with EB on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of EB, would have caused EB to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2021 and 2020, or in the subsequent period through August 17, 2022.

The Company has provided a copy of the foregoing disclosures to EB and requested that EB furnish it with a letter addressed to the Securities and Exchange Commission stating whether EB agrees with the above statements. A copy of EB’s letter, dated August 18, 2022, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)-(c) Not applicable

(d) Exhibits

16.1	Letter to SEC from Eide Bailly LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RBB BANCORP
(Registrant)

Date: August 18, 2022	By:	/s/ David Morris
David Morris
Interim President and Chief Executive Officer
Executive Vice President and Chief Financial Officer